Exhibit 10.1
Execution Version

AMENDMENT NO. 3 TO CREDIT AGREEMENT

Dated as of June 18, 2015

to

CREDIT AGREEMENT
Dated as of January 14, 2011
among
O’REILLY AUTOMOTIVE, INC.,
as the Borrower,

BANK OF AMERICA, N.A.,
as Administrative Agent, Swing Line Lender L/C Issuer and a Lender,
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
as Sole Lead Arranger,
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
and
J.P. MORGAN SECURITIES LLC,
as Joint Bookrunners,

JPMORGAN CHASE BANK, N.A.,
as Syndication Agent,

U.S. BANK, NATIONAL ASSOCIATION
and
WELLS FARGO BANK, NATIONAL ASSOCIATION
as Co-Documentation Agents,

and
THE OTHER LENDERS PARTY THERETO

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Agreement”) dated as of June 18, 2015, is made by and among O’REILLY AUTOMOTIVE, INC., a Missouri corporation (the “Borrower”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, in its capacity as Administrative Agent for the Lenders (this and each other capitalized term used in this Agreement and not otherwise defined herein shall have the meaning given to such term in the Credit Agreement (as defined below)), and each of the Lenders signatory hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Lenders have entered into that certain Credit Agreement dated as of January 14, 2011 (as amended by Amendment No. 1 to Credit Agreement dated as of September 9, 2011, as further amended by Amendment No. 2 to Credit Agreement and Amendment No.1 to Guaranty dated as of July 2, 2013, as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”), pursuant to which the Lenders and the L/C Issuer have made available to the Borrower a revolving credit facility;

WHEREAS, the Borrower desires to amend the Credit Agreement as set forth below, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendments on the terms and conditions contained in this Agreement;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.Amendment to Credit Agreement. Subject to the terms and conditions set forth herein, the definition of “Change of Control” in Section 1.01 of the Credit Agreement is hereby amended by deleting the parenthetical at the end of clause (b) in that definition.

2.Effectiveness; Conditions Precedent. This Agreement and the amendment to the Credit Agreement herein provided shall become effective upon the receipt by the Administrative Agent of executed counterparts of this Agreement, each of which shall be originals or telecopies or other electronic imaging transmission (e.g. “pdf” via e-mail), duly executed by the Borrower, the Administrative Agent and the Required Lenders.

3.Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a)The representations and warranties made by each Loan Party in Article V of the Credit Agreement and in each of the other Loan Documents to which such Loan Party is a party are true and correct in all material respects on and as of the date hereof except for those representations and warranties that are qualified by materiality in which case those representations and warranties are true and correct in all respects, and except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date;

(b)Since the date of the most recent financial reports of the Borrower delivered pursuant to Section 6.01 of the Credit Agreement, there has been no event or circumstance either individually or in the aggregate that has had or could reasonably be expected to have a Material Adverse Effect;

(c)This Agreement has been duly authorized, executed and delivered by the Borrower, and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(d)No Default or Event of Default has occurred and is continuing.

4.Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

5.Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

6.Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

7.Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York and shall be further subject to the provisions of Section 10.14 of the Credit Agreement.

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8.    Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

9.    References. On or after the date hereof, all references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended by this Agreement.

10.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, the L/C Issuer, the Swing Line Lender and each of the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:
O’REILLY AUTOMOTIVE, INC.

By: /s/ Wayne Price
Name:    Wayne Price

Title:	Vice President Treasury and Risk Management

AMENDMENT NO. 3 TO CREDIT AGREEMENT
Signature Page

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Darleen R. Parmelee
Name: Darleen R. Parmelee
Title: Vice President

AMENDMENT NO. 3 TO CREDIT AGREEMENT
Signature Page

LENDERS:
BANK OF AMERICA, N.A.

By: /s/ Eric A. Escagne
Name: Eric A. Escagne
Title: Senior Vice President

AMENDMENT NO. 3 TO CREDIT AGREEMENT
Signature Page

LENDERS:
Capital One, N.A.

By: /s/ Gina Monette
Name: Gina Monette
Title: Vice President

AMENDMENT NO. 3 TO CREDIT AGREEMENT
Signature Page

LENDERS:
CITIZENS BANK, N.A. as successor to PBS
CITITZENS, N.A.

By: /s/ M. James Barry, III
Name: M. James Barry, III
Title: Senior Vice President

AMENDMENT NO. 3 TO CREDIT AGREEMENT
Signature Page

LENDERS:
Commerce Bank, a Missouri state bank

By: /s/ R. David Emley, Jr.
Name: R. David Emley, Jr.
Title: Vice President

AMENDMENT NO. 3 TO CREDIT AGREEMENT
Signature Page

LENDERS:
First Tennessee Bank National Association

By: /s/ Sharon Shipley
Name: Sharon Shipley
Title: Vice President

AMENDMENT NO. 3 TO CREDIT AGREEMENT
Signature Page

LENDERS:
JPMORGAN CHASE BANK, N.A.

By: /s/ Maria Riaz
Name: Maria Riaz
Title: Vice President

AMENDMENT NO. 3 TO CREDIT AGREEMENT
Signature Page

LENDERS:
UMB Bank, N.A.

By: /s/ Martin Nay
Name: Martin Nay
Title: Senior Vice President

AMENDMENT NO. 3 TO CREDIT AGREEMENT
Signature Page

LENDERS:
U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Frances W. Josephic
Name: Frances W. Josephic
Title: Vice President

AMENDMENT NO. 3 TO CREDIT AGREEMENT
Signature Page

LENDERS:
WELLS FARGO BANK, N.A.

By: /s/ Dan Van Aken
Name: Dan Van Aken
Title: Director

AMENDMENT NO. 3 TO CREDIT AGREEMENT
Signature Page